UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 18, 2018

VITAMIN SHOPPE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34507	11-3664322
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

300 Harmon Meadow Blvd.

Secaucus, New Jersey 07094

(Address of Principal Executive Offices, including Zip Code)

(201) 868-5959

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging Growth Company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 7.01	Regulation FD Disclosure.

On October 18, 2018, Vitamin Shoppe, Inc. (the “Company”) issued a press release announcing Stacey L. Renfro’s appointment as Executive Vice President, Chief Customer and Digital Experience Officer, as further described below. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and the information contained therein is incorporated herein by reference.

NOTE: The information furnished under Item 7.01 (Regulation FD Disclosure) of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01	Other Events.

On October 18, 2018, the Company reported that Stacey L. Renfro will be joining the Company in the newly constructed position of Executive Vice President, Chief Customer and Digital Experience Officer, effective November 5, 2018.

Ms. Renfro, 44, was previously the Executive Vice President, Planning and Allocations of Pier 1 Imports Inc. (“Pier 1”). Prior to that role she spent five years (2013-2018) leading the ecommerce and customer experience transformation at Pier 1. From 2004 through 2013, she was employed at JCPenney in roles of increasing responsibility, primarily in e-commerce, culminating in her last position as Divisional Vice President Digital Commerce. Prior to that, Ms. Renfro held various sales, operations and merchandise and planning positions at Oshkosh B’ Gosh, Home Shopping Network, Old Navy and Sears Roebuck & Company. Ms. Renfro is Co-Chair of the National Retail Federation’s Digital Council and on the Boards of the University of North Texas Digital Retail and Center and College of Merchandising. She has a B.S. degree, Clothing & Textiles (Merchandising/Business) from Virginia Tech.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Document

99.1	Press Release of the Company announcing Ms. Renfro’s appointment as Executive Vice President, Chief Customer and Digital Experience Officer, dated as of October 18, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAMIN SHOPPE, INC.

Date: October 18, 2018	By:	/s/ David M. Kastin
Name: David M. Kastin
Title: Senior Vice President, General Counsel and Corporate Secretary